UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2020

Cardinal Health, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017
(614) 757-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Current Report on Form 8-K/A amends and supplements the information reported under Item 5.02 of the Currents Reports on Form 8-K dated June 24, 2020 (filed June 26, 2020) and August 26, 2020 (filed August 31, 2020) regarding the election of David C. Evans and Sheri H. Edison to the Board of Directors (the “Board”) of Cardinal Health, Inc. (the “Company”), respectively. This Current Report on Form 8-K/A also reports new information under Item 5.07 of Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(d)
On November 4, 2020, the Board appointed David C. Evans and Sheri H. Edison to serve on the Audit Committee. As previously disclosed, Mr. Evans was elected to the Board as a director on June 24, 2020, effective July 1, 2020, and Ms. Edison was elected by the Board as director on August 30, 2020, effective September 1, 2020.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on November 4, 2020. For more information on the six proposals included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 23, 2020 (the "Proxy Statement"), see the Proxy Statement.
Proposal 1. The shareholders elected the 13 nominees listed below to the Board, each to serve until the 2021 Annual Meeting of Shareholders and until their successor is duly elected and qualified or until their earlier resignation, removal from office or death, and voted as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Carrie S. Cox	205,174,125	27,293,657	483,051	25,584,371
Calvin Darden	201,725,234	30,682,809	542,790	25,584,371
Bruce L. Downey	226,587,884	5,833,261	529,688	25,584,371
Sheri H. Edison	231,438,517	985,911	526,405	25,584,371
David C. Evans	230,979,698	1,251,748	719,387	25,584,371
Patricia A. Hemingway Hall	204,876,640	27,551,905	522,288	25,584,371
Akhil Johri	231,242,630	960,737	747,466	25,584,371
Michael C. Kaufmann	230,920,810	1,625,331	404,692	25,584,371
Gregory B. Kenny	224,923,679	7,504,908	522,246	25,584,371
Nancy Killefer	205,039,037	27,424,933	486,863	25,584,371
J. Michael Losh	225,978,638	6,218,611	753,584	25,584,371
Dean A. Scarborough	230,827,960	1,409,666	713,207	25,584,371
John H. Weiland	230,916,129	1,284,301	750,403	25,584,371

Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as the Company's independent auditor for the fiscal year ending June 30, 2021, and voted as follows:

For	252,803,317
Against	5,102,818
Abstained	629,069
Broker Non-Votes	--

Proposal 3. The shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, and voted as follows:

For	142,613,827
Against	89,768,639
Abstained	568,367
Broker Non-Votes	25,584,371

Proposal 4. The shareholders approved an amendment to Section 1.2(b) of the Company’s Restated Code of Regulations to lower the share ownership threshold for shareholders to request that the Company call a special meeting of shareholders to 15% from 25% and extend by 15 days the time allowed for providing notice of the special meeting and the latest date that can be set for holding the special meeting, and voted as follows:

For	229,409,394
Against	3,076,861
Abstained	464,578
Broker Non-Votes	25,584,371

The Restated Code of Regulations, as amended, is filed as Exhibit 3.2 to this Form 8-K.

Proposal 5. The shareholders did not approve the shareholder proposal to reduce the share ownership threshold for calling a special meeting of the shareholders to 10%, and voted as follows:

For	90,601,655
Against	141,678,940
Abstained	670,238
Broker Non-Votes	25,584,371

Proposal 6. The shareholders did not approve the shareholder proposal to adopt a policy that the Chairman of the Board be an independent director, and voted as follows:

For	98,061,478
Against	134,239,373
Abstained	649,982
Broker Non-Votes	25,584,371

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

3.2	Cardinal Health, Inc. Restated Code of Regulations
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: November 9, 2020	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer